Exhibit 4.22
THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (B) IT IS AN INSTITUTIONAL “ACCREDITED INVESTOR” (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) (“INSTITUTIONAL ACCREDITED INVESTOR”) OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT; (2) AGREES THAT IT WILL NOT, PRIOR TO EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THIS NOTE UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE COMPANY OR ONE OF ITS SUBSIDIARIES, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS NOTE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE), (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (E) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER) OR (F) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS NOTE PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THIS NOTE UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR IS A PURCHASER WHO IS NOT A U.S. PERSON, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THIS NOTE PURSUANT TO CLAUSE 2(E) ABOVE OR UPON ANY TRANSFER OF THIS NOTE UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION). AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. NO

REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION PROVIDED BY RULE 144(k) UNDER THE SECURITIES ACT.
     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
     TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.
[FACE OF U.S. GLOBAL NOTE]
RJR NABISCO, INC.
7 7/8% Note due 2009
[CUSIP] [CINS] [ISIN] [                    ]

No.	$200,000,000
     RJR NABISCO, INC., a Delaware corporation (the “Company”, which term includes any successor under the Indenture hereinafter referred to), for value received, promises to pay to                      or its registered assigns, the principal sum of $200,000,000 on May 15, 2009.
     Interest Payment Dates: May 15 and November 15, commencing November 15, 1999.
     Record Dates: May 1 and November 1.
     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

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     IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officers.
Date: May 18, 1999

RJR NABISCO, INC.
By:
Name:
Title:

By:
Name:
Title:
(Trustee’s Certificate of Authentication)
This is one of the 7 7/8% Notes due 2009 described in the within-mentioned Indenture.
Dated: May 18, 1999

THE BANK OF NEW YORK, as Trustee
By:
Name:
Title:

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[REVERSE SIDE OF U.S. GLOBAL NOTE]
RJR NABISCO, INC.
7 7/8% Note due 2009
1.	Principal and Interest
          The Company will pay the principal of this Note on May 15, 2009.
          The Company promises to pay interest on the principal amount of this Note on each Interest Payment Date, as set forth below, at the rate per annum shown above.
          Interest will be payable semiannually (to the holders of record of the Notes at the close of business on the May 1 or November 1 immediately preceding the Interest Payment Date) on each Interest Payment Date, commencing November 15, 1999. Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from May 18, 1999, provided that, if there is no existing default in the payment of interest and this Note is authenticated between a Record Date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such Interest Payment Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months.
          The Company shall pay interest on overdue principal and premium, if any, from time to time on demand at a rate that is 1% per annum in excess of the rate then in effect; it shall pay interest on overdue installments of interest and Additional Interest, if any (without regard to applicable grace periods), from time to time on demand at the same rate to the extent lawful.
          The Holder of this Note is entitled to the benefits of the Registration Rights Agreement dated May 18, 1999 among the Company, RJRT, Morgan Stanley & Co. Incorporated and Merrill Lynch, Pierce, Fenner and Smith Incorporated.
2.	Method of Payment
          The Company will pay interest on the principal amount of the Notes as provided above on each May 15 and November 15, commencing November 15, 1999 to the persons who are Holders (as reflected in the Note Register at the close of business on the May 1 or November 1 immediately preceding the Interest Payment Date), in each case, even if the Note is canceled on registration of transfer or registration of exchange after such record date.
          The Company will pay principal, premium, if any, and as provided above, interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may pay principal, premium, if any, and interest by its check payable in such money. It may mail an interest check to a Holder’s registered address (as reflected in the Note Register). If a payment date is a date other than a Business Day at a place

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of payment, payment may be made at that place on the next succeeding day that is a Business Day and no interest shall accrue for the intervening period.
3.	Paying Agent and Registrar.
          Initially, the Trustee will act as authenticating agent, Paying Agent and the Registrar. The Company may change any authenticating agent, Paying Agent, Registrar or Transfer Agent without notice. The Company, any Subsidiary or any Affiliate of any of them may act as a Paying Agent, Registrar or Transfer Agent.
4.	Indenture; Limitations.
          The Company issued the Notes under an Indenture dated as of May 15, 1999 (the “Indenture”), among the Company, RJRT and The Bank of New York, as trustee (the “Trustee”). Capitalized terms herein are used as defined in the Indenture unless otherwise indicated. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the TIA. The Notes are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control. The Notes are general unsecured obligations of the Company.
5.	Optional Redemption.
          The Notes are redeemable, in whole or in part, at any time or from time to time, at the option of the Company, at a redemption price equal to the greater of (i) 100% of the principal amount of such Notes and (ii) the sum of the present values of the remaining scheduled payments of principal and interest, discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 37.5 basis points, plus accrued interest thereon to the date of redemption.
          Except as set forth above, the Notes will not be redeemable by the Company prior to maturity and will not be entitled to the benefit of any sinking fund.
6.	Notice of Redemption
          Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date by first-class mail to each Holder of Notes to be redeemed at his registered address. Notes in denominations of principal amounts larger than $1,000 may be redeemed in part but only in whole multiples of $1,000. If money sufficient to pay the redemption price of and accrued and unpaid interest on all Notes (or portions thereof) to be redeemed on the redemption date is deposited with the Payment Agent on or before the redemption date and certain other conditions are satisfied, on and after such date interest ceases to accrue on such Notes (or such portions thereof) called for redemption.

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7.	Denominations; Transfer; Exchange.
          The Notes are in registered form without coupons in denominations of $1,000 of principal amount and multiples of $1,000 in excess thereof. A Holder may register the transfer or exchange of Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer or exchange of any Notes selected for redemption. Also, it need not register the transfer or exchange of any Notes for a period of 15 days before the day of mailing of a notice of redemption of Notes selected for redemption.
8.	Persons Deemed Owners.
          A Holder shall be treated as the owner of a Note for all purposes.
9.	Unclaimed Money.
          If money for the payment of principal, premium, if any, or interest remains unclaimed for two years, the Trustee and the Paying Agent shall pay the money back to the Company at its request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company or the Guarantors and not to the Trustee for payment.
10.	Amendment; Supplement; Waiver.
          Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding, and any existing default or compliance with any provision may be waived with the consent of the Holders of at: least a majority in principal amount of the Notes then outstanding. Without notice to or the consent of any Holder, the parties thereto may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency and make any change that does not materially and adversely affect the rights of any Holder.
11.	Restrictive Covenants.
          The Indenture imposes certain limitations on the ability of each of the Company and its Restricted Subsidiaries, among other things, to enter into certain Sale and Leaseback transactions, mortgage or pledge certain assets or merge, consolidate or transfer substantially all of its assets. Within 45 days after the end of each fiscal quarter (120 days after the end of the last fiscal quarter of each year), the Company shall deliver to the Trustee an Officers’ Certificate stating whether or not the signers thereof know of any Default or Event of Default under such restrictive covenants.

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12.	Successor Persons.
          When a successor person or other entity assumes all the obligations of its predecessor under the Notes and the Indenture, the predecessor person will be released from those obligations.
13.	Defaults and Remedies.
          Any of the following events constitutes an “Event of Default” under the Indenture:
(a) default in the payment of any installment of interest upon any of the Notes as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or (b) default in the payment of all or any part of the principal on any of the Notes as and when the same shall become due and payable either at maturity, upon any redemption, by declaration or otherwise; or (c) default in the payment of any sinking fund installment as and when the same shall become due and payable by the terms of the Notes; or (d) default in the performance, or breach, of any covenant or agreement of the Company or the Guarantors in respect of the Notes (other than a covenant or agreement in respect of the Notes a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the outstanding Notes affected thereby, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder; or (e) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company or the Guarantors in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Company or for any substantial part of its property or ordering the winding up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (f) the Company or any Restricted Subsidiary shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Company or for any substantial part of its property, or make any general assignment for the benefit of creditors; or (g) any Guarantee ceases to be in full force and effect (except as contemplated by the terms hereof), or any Guarantee is declared in a judicial proceeding to be null and void, or any Guarantor denies or disaffirms in writing its obligations under the terms of the Indenture or its Guarantee; or (h) any other Event of Default provided in the supplemental indenture or Board Resolution under which the Notes are issued or in this Note.
If an Event of Default described in clauses (a), (b), (c), (d) or (h) above (if the Event of Default under clause (d) or (h) is with respect to less than all series of Notes then outstanding) occurs and is continuing, then, and in each and every such case, except for any series of Notes the principal of which shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Notes of each such affected series then outstanding hereunder (voting as a single class) by notice in writing to the Company (and to the

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Trustee if given by Noteholders), may declare the entire principal of all Notes of all such affected series, and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable. If an Event of Default described in clause (d) or (h) (if the Event of Default under clauses (d) or (h), as the case may be, is with respect to all series of Notes then outstanding), (e), (f) or (g) occurs and is continuing, then and in each and every such case, unless the principal of all the Notes shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of all the Notes then outstanding hereunder (treated as one class), by notice in writing to the Company (and to the Trustee if given by Noteholders), may declare the entire principal of all the Notes then outstanding and interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable.
14.	Trustee Dealings with the Company.
          Subject to certain limitations set forth in the Indenture, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its affiliates with the same rights it would have if it were not Trustee.
15.	No Recourse Against Others.
          An incorporator, director, officer, employee, stockholder or controlling person, as such, of each of the Company or any Guarantor shall not have any liability for any obligations of the Company under the Notes, the Indenture or any Guarantees or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Note, each Noteholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes. Such a waiver may not be effective to waive liabilities under the federal securities laws and it is the view of the SEC that such a waiver is against public policy.
16.	Authentications.
          This Note shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on the other side of this Note.
17.	Abbreviations.
          Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors Act).
18.	Guarantees.
          This Note will be entitled to the benefit of certain Guarantees made for the benefit of the Holders. Reference is made to the Indenture for a statement of the respective

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rights, limitations of rights, duties and obligations thereunder of the Guarantors, the Trustee and the Holders.
19.	Definitions.
          Terms not otherwise defined in this Note shall have the meanings given to such terms in the Indenture.
20.	Governing Law.
          This Note shall be governed by and construed in accordance with the laws of the State of New York.
          The Company will furnish a copy of the Indenture to any Holder upon written request and without charge. Requests may be made to:
RJR Nabisco, Inc.
1301 Avenue of the Americas
New York, New York 10019

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[FORM OF TRANSFER NOTICE]
          FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto
Insert Taxpayer Identification No.

Please print or typewrite name and address including zip code of assignee

the within Note and all rights thereunder, hereby irrevocably constituting and appointing                                                       attorney to transfer said Note on the books of the Company with full power of substitution in the premises.
          In connection with any transfer of this Note occurring prior to the date which is the earlier of(i) the date the (a) Exchange Offer Registration Statement or (b) Shelf Registration Statement is declared effective or (ii) the end of the period referred to in Rule 144(k) under the Securities Act, the undersigned confirms that without utilizing any general solicitation or general advertising that:
[Check One]
☐(a)	this Note is being transferred in compliance with the exemption from registration under the Securities Act of 1933 provided by Ride l44A thereunder.
or
☐(b)	this Note is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Note and the Indenture.
If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Note in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article II of the Indenture shall have been satisfied.

Date:	NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.
Signature Guarantee:

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Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.
TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.
          The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933 and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:	NOTICE: To be executed by an executive officer

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GUARANTEE
     R.J. Reynolds Tobacco Company (hereinafter referred to as the “Guarantor”), which term includes any successor or assign under the Indenture, dated as of May 15, 1999, among RJR Nabisco, Inc., a Delaware corporation or any assignee or successor thereto (the “Obligor”), the Guarantor and The Bank of New York, as trustee (the “Indenture”), hereby irrevocably and unconditionally guarantees that: (i) the principal of, premium, if any, and interest, including Additional Interest, on the Note upon which this Guarantee is endorsed will be duly and punctually paid in full when due, whether at maturity, by acceleration, by redemption, by repurchase or otherwise, and interest on overdue principal and (to the extent permitted by law) interest on any interest on the Note upon which this Guarantee is endorsed and all other monetary obligations of the Obligor to the Holders or the Trustee hereunder or under the Note upon which this Guarantee is endorsed (including fees and expenses) will be promptly paid in full, all in accordance with the terms hereof and (ii) in case of any extension of time of payment or renewal of the Note upon which this Guarantee is endorsed or any of such other monetary obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal.
     The obligations of the Guarantor to the Holder and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Article X of the Indenture and reference is hereby made to such Indenture for the precise terms of this Guarantee.
     No stockholder, officer, director or incorporator, as such, past, present or future of the Guarantor shall have any liability under this Guarantee by reason of his or its status as such stockholder, officer, director or incorporator.
     This is a continuing Guarantee and shall remain in full force and effect and shall be binding upon the Guarantor and its successors and assigns until full and final payment and performance of all of the Obligor’s obligations under the Notes and the Indenture and shall inure to the benefit of the successors and assigns of the Trustee and the Holders, and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.
     This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Guarantee is endorsed shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers. This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.
     THE TERMS OF ARTICLE X OF THE INDENTURE ARE INCORPORATED HEREIN BY REFERENCE.

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     Capitalized terms used herein have the same meanings given in the Indenture unless otherwise indicated.
Dated: May 18, 1999

RJ. REYNOLDS TOBACCO COMPANY
By:
Name:
Title:

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UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.
[FACE OF EXCHANGE GLOBAL NOTE]
RJR NABISCO, INC.
7⅞% Note due 2009
[CUSIP] [CINS] [ISIN] [                    ]

No.	$200,000,000
     RJR NABISCO, INC., a Delaware corporation (the “Company”, which term includes any successor under the Indenture hereinafter referred to), for value received, promises to pay to                      or its registered assigns, the principal sum of $200,000,000 on May 15, 2009.
     Interest Payment Dates: May 15 and November 15, commencing November 15, 1999.
     Record Dates: May 1 and November 1.

     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
     IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officers.
Date: May _____, 1999

RJR NABISCO, INC.
By:
Name:
Title:

By:
Name:
Title:

(Trustee’s Certificate of Authentication)
This is one of the 7⅞% Notes due 2009 described in the within-mentioned Indenture.

Dated: May ___, 1999 THE BANK OF NEW YORK, as Trustee
By:
Name:
Title:

[REVERSE SIDE OF EXCHANGE GLOBAL NOTE]
RJR NABISCO, INC.
7 7/8% Note due 2009
1.	Principal and Interest
          The Company will pay the principal of this Note on May 15, 2009.
          The Company promises to pay interest on the principal amount of this Note on each Interest Payment Date, as set forth below, at the rate per annum shown above.
          Interest will be payable semiannually (to the holders of record of the Notes at the close of business on the May 1 or November 1 immediately preceding the Interest Payment Date) on each Interest Payment Date, commencing November 15, 1999. Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from May 18, 1999, provided that, if there is no existing default in the payment of interest and this Note is authenticated between a Record Date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such Interest Payment Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months.
          The Company shall pay interest on overdue principal and premium, if any, from time to time on demand at a rate that is 1% per annum in excess of the rate then in effect; it shall pay interest on overdue installments of interest and Additional Interest, if any (without regard to applicable grace periods), from time to time on demand at the same rate to the extent lawful.
2.	Method of Payment
          The Company will pay interest on the principal amount of the Notes as provided above on each May 15 and November 15, commencing November 15, 1999 to the persons who are Holders (as reflected in the Note Register at the close of business on the May 1 or November 1 immediately preceding the Interest Payment Date), in each case, even if the Note is canceled on registration of transfer or registration of exchange after such record date.
          The Company will pay principal, premium, if any, and as provided above, interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may pay principal, premium, if any, and interest by its check payable in such money. It may mail an interest check to a Holder’s registered address (as reflected in the Note Register). If a payment date is a date other than a Business Day at a place of payment, payment may be made at that place on the next succeeding day that is a Business Day and no interest shall accrue for the intervening period.

3.	Paying Agent and Registrar.
          Initially, the Trustee will act as authenticating agent, Paying Agent and the Registrar. The Company may change any authenticating agent, Paying Agent, Registrar or Transfer Agent without notice. The Company, any Subsidiary or any Affiliate of any of them may act as a Paying Agent, Registrar or Transfer Agent.
4.	Indenture; Limitations.
          The Company issued the Notes under an Indenture dated as of May 15, 1999 (the “Indenture”), among the Company, RJRT and The Bank of New York, as trustee (the “Trustee”). Capitalized terms herein are used as defined in the Indenture unless otherwise indicated. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the TIA. The Notes are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control. The Notes are general unsecured obligations of the Company.
5.	Optional Redemption.
          The Notes are redeemable, in whole or in part, at any time or from time to time, at the option of the Company, at a redemption price equal to the greater of (i) 100% of the principal amount of such Notes and (ii) the sum of the present values of the remaining scheduled payments of principal and interest, discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 37.5 basis points, plus accrued interest thereon to the date of redemption.
          Except as set forth above, the Notes will not be redeemable by the Company prior to maturity and will not be entitled to the benefit of any sinking fund.
6.	Notice of Redemption
          Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date by first-class mail to each Holder of Notes to be redeemed at his registered address. Notes in denominations of principal amounts larger than $1,000 may be redeemed in part but only in whole multiples of $1,000. If money sufficient to pay the redemption price of and accrued and unpaid interest on all Notes (or portions thereof) to be redeemed on the redemption date is deposited with the Payment Agent on or before the redemption date and certain other conditions are satisfied, on and after such date interest ceases to accrue on such Notes (or such portions thereof) called for redemption.
7.	Denominations; Transfer; Exchange.

          The Notes are in registered form without coupons in denominations of $1,000 of principal amount and multiples of $1,000 in excess thereof. A Holder may register the transfer or exchange of Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer or exchange of any Notes selected for redemption. Also, it need not register the transfer or exchange of any Notes for a period of 15 days before the day of mailing of a notice of redemption of Notes selected for redemption.
8.	Persons Deemed Owners.
          A Holder shall be treated as the owner of a Note for all purposes.
9.	Unclaimed Money.
          If money for the payment of principal, premium, if any, or interest remains unclaimed for two years, the Trustee and the Paying Agent shall pay the money back to the Company at its request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company or the Guarantors and not to the Trustee for payment.
10.	Amendment; Supplement; Waiver.
          Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding, and any existing default or compliance with any provision may be waived with the consent of the Holders of at: least a majority in principal amount of the Notes then outstanding. Without notice to or the consent of any Holder, the parties thereto may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency and make any change that does not materially and adversely affect the rights of any Holder.
11.	Restrictive Covenants.
          The Indenture imposes certain limitations on the ability of each of the Company and its Restricted Subsidiaries, among other things, to enter into certain Sale and Leaseback transactions, mortgage or pledge certain assets or merge, consolidate or transfer substantially all of its assets. Within 45 days after the end of each fiscal quarter (120 days after the end of the last fiscal quarter of each year), the Company shall deliver to the Trustee an Officers’ Certificate stating whether or not the signers thereof know of any Default or Event of Default under such restrictive covenants.
12.	Successor Persons.
          When a successor person or other entity assumes all the obligations of its predecessor under the Notes and the Indenture, the predecessor person will be released from those obligations.

13.	Defaults and Remedies.
          Any of the following events constitutes an “Event of Default” under the Indenture:
(a) default in the payment of any installment of interest upon any of the Notes as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or (b) default in the payment of all or any part of the principal on any of the Notes as and when the same shall become due and payable either at maturity, upon any redemption, by declaration or otherwise; or (c) default in the payment of any sinking fund installment as and when the same shall become due and payable by the terms of the Notes; or (d) default in the performance, or breach, of any covenant or agreement of the Company or the Guarantors in respect of the Notes (other than a covenant or agreement in respect of the Notes a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the outstanding Notes affected thereby, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder; or (e) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company or the Guarantors in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Company or for any substantial part of its property or ordering the winding up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (f) the Company or any Restricted Subsidiary shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Company or for any substantial part of its property, or make any general assignment for the benefit of creditors; or (g) any Guarantee ceases to be in full force and effect (except as contemplated by the terms hereof), or any Guarantee is declared in a judicial proceeding to be null and void, or any Guarantor denies or disaffirms in writing its obligations under the terms of the Indenture or its Guarantee; or (h) any other Event of Default provided in the supplemental indenture or Board Resolution under which the Notes are issued or in this Note.
If an Event of Default described in clauses (a), (b), (c), (d) or (h) above (if the Event of Default under clause (d) or (h) is with respect to less than all series of Notes then outstanding) occurs and is continuing, then, and in each and every such case, except for any series of Notes the principal of which shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Notes of each such affected series then outstanding hereunder (voting as a single class) by notice in writing to the Company (and to the Trustee if given by Noteholders), may declare the entire principal of all Notes of all such affected series, and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable. If an Event of Default described in clause (d) or (h) (if the Event of Default under clauses (d) or (h), as the case may be, is with respect to all series of Notes then outstanding), (e), (f) or (g) occurs and is continuing, then and in each and every such case, unless the principal of all the Notes shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of all the Notes then outstanding hereunder (treated as one class), by notice in writing to the Company (and to the Trustee if given by Noteholders), may declare the entire principal of all the Notes then outstanding and interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable.
14.	Trustee Dealings with the Company.
          Subject to certain limitations set forth in the Indenture, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its affiliates with the same rights it would have if it were not Trustee.
15.	No Recourse Against Others.
          An incorporator, director, officer, employee, stockholder or controlling person, as such, of each of the Company or any Guarantor shall not have any liability for any obligations of the Company under the Notes, the Indenture or any Guarantees or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Note, each Noteholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes. Such a waiver may not be effective to waive liabilities under the federal securities laws and it is the view of the SEC that such a waiver is against public policy.
16.	Authentications.
          This Note shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on the other side of this Note.
17.	Abbreviations.
          Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors Act).
18.	Guarantees.
          This Note will be entitled to the benefit of certain Guarantees made for the benefit of the Holders. Reference is made to the Indenture for a statement of the respective rights, limitations of rights, duties and obligations thereunder of the Guarantors, the Trustee and the Holders.

19.	Definitions.
          Terms not otherwise defined in this Note shall have the meanings given to such terms in the Indenture.
20.	Governing Law.
          This Note shall be governed by and construed in accordance with the laws of the State of New York.
          The Company will furnish a copy of the Indenture to any Holder upon written request and without charge. Requests may be made to:
RJR Nabisco, Inc.
1301 Avenue of the Americas
New York, New York 10019

[FORM OF TRANSFER NOTICE]
          FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto
Insert Taxpayer Identification No.

Please print or typewrite name and address including zip code of assignee the within Note and all rights thereunder, hereby irrevocably constituting and appointing ______ attorney to transfer said Note on the books of the Company with full power of substitution in the premises.

Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.
Signature Guarantee:
Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

GUARANTEE
     R.J. Reynolds Tobacco Company (hereinafter referred to as the “Guarantor”), which term includes any successor or assign under the Indenture, dated as of May 15, 1999, among RJR Nabisco, Inc., a Delaware corporation or any assignee or successor thereto (the “Obligor”), the Guarantor and The Bank of New York, as trustee (the “Indenture”), hereby irrevocably and unconditionally guarantees that: (i) the principal of, premium, if any, and interest, including Additional Interest, on the Note upon which this Guarantee is endorsed will be duly and punctually paid in full when due, whether at maturity, by acceleration, by redemption, by repurchase or otherwise, and interest on overdue principal and (to the extent permitted by law) interest on any interest on the Note upon which this Guarantee is endorsed and all other monetary obligations of the Obligor to the Holders or the Trustee hereunder or under the Note upon which this Guarantee is endorsed (including fees and expenses) will be promptly paid in full, all in accordance with the terms hereof and (ii) in case of any extension of time of payment or renewal of the Note upon which this Guarantee is endorsed or any of such other monetary obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal.
     The obligations of the Guarantor to the Holder and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Article X of the Indenture and reference is hereby made to such Indenture for the precise terms of this Guarantee.
     No stockholder, officer, director or incorporator, as such, past, present or future of the Guarantor shall have any liability under this Guarantee by reason of his or its status as such stockholder, officer, director or incorporator.
     This is a continuing Guarantee and shall remain in full force and effect and shall be binding upon the Guarantor and its successors and assigns until full and final payment and performance of all of the Obligor’s obligations under the Notes and the Indenture and shall inure to the benefit of the successors and assigns of the Trustee and the Holders, and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.
     This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Guarantee is endorsed shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers. This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

     THE TERMS OF ARTICLE X OF THE INDENTURE ARE INCORPORATED HEREIN BY REFERENCE.

     Capitalized terms used herein have the same meanings given in the Indenture unless otherwise indicated.
Dated:

RJ. REYNOLDS TOBACCO COMPANY
By:
Name:
Title:

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